SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 25, 2010
LIBBEY INC.
(Exact name of registrant as specified in its charter)

Delaware	1-12084	34-1559357
(State of incorporation)	(Commission File Number)	(IRS Employer identification No.)

300 Madison Avenue
Toledo, Ohio	43604
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (419) 325-2100
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition
Item 7.01 Regulation FD Disclosure
Item 9.01. Financial Statements and Exhibits
SIGNATURE
Exhibit Index
EX-99.1
EX-99.2

Item 2.02 Results of Operations and Financial Condition
     The information in this Item 2.02 is furnished to, but not filed with, the Securities and Exchange Commission solely under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.”
     On January 22, 2009 Libbey Inc. (the “Company”) issued a press release announcing selected estimated financial results for the quarter and year ended December 31, 2009. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
Item 7.01 Regulation FD Disclosure.
     The Company is furnishing under Item 7.01 of this Current Report on Form 8-K the information contained in Exhibit 99.2, which includes certain information that has not been previously reported to the public and is incorporated by reference herein.
     The information contained in this Item 7.01 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless the Company specifically incorporates it by reference in a document filed under the Securities Act of 1933 or the Securities Exchange Act of 1934. By filing this Current Report on Form 8-K and furnishing this information, the Company makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.
Item 9.01. Financial Statements and Exhibits.

Exhibit

99.1	Press Release dated January 25, 2010, announcing selected estimated financial results.

99.2	Operational factors affecting Libbey Inc.’s business and other information.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: January 25, 2010

LIBBEY INC.
By:	/s/ Gregory T. Geswein
	Name:	Gregory T. Geswein
	Title:	Vice President, Chief Financial Officer

Exhibit Index

Exhibit Number	Description

Exhibit 99.1	Press Release dated January 25, 2010, announcing selected estimated financial results.

Exhibit 99.2	Operational factors affecting Libbey Inc.’s business and other information.